UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 07, 2005

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CyGene Laboratories, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware
(State or Other Jurisdiction of Incorporation)

0-15654	22-2789408
(Commission File Number)	(IRS Employer Identification No.)

7786 Wiles Road, Coral Springs, Florida 33067
(Address of Principal Executive Offices) (Zip Code)

(954) 741-7077
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

Changes in Registrant’s Certifying Accountant.

Effective August 31, 2005, the Company engaged Brimmer, Burek & Keelan LLPas its new independent registered public accounting firm. The Audit Committee voted unanimously to engage Brimmer, Burek & Keelan LLP.

During the Company’s two most recent fiscal years and the subsequent interim period, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s two most recent fiscal years and the subsequent interim period, the Company has not consulted with Brimmer, Burek & Keelan LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyGene Laboratories, Inc.

By:	/s/ MARTIN MUNZER
Martin Munzer President and Chief Executive Officer

Date:  September 7, 2005

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